CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the President and Chief Executive Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended January 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: March 29, 2004                             /s/ Clifford D. Corso
                                                  -----------------------------
                                                  Clifford D. Corso
                                                  President
                                                  (Principal Executive Officer)

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Treasurer and Chief Financial Officer of the MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended January 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: March 29, 2004                              /s/ Marc D. Morris
                                                  -----------------------------
                                                  Marc D. Morris
                                                  Treasurer
                                                  (Principal Financial Officer)